Statement of Additional Information Supplement	March 4, 2008

PUTNAM INCOME STRATEGIES FUND
Statement of Additional Information dated June 30, 2007

It is currently proposed, subject to shareholder approval, that in the section “Investment Restrictions,” the fund’s fourth fundamental investment restriction relating to the purchase and sale of commodities be revised to state that the fund may not and will not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the fund from purchasing or selling financial instruments representing interests in commodities (or the values of which are determined by reference to commodities), but which do not involve the delivery of physical commodities to or by the fund, or from entering into financial futures contracts, options, foreign exchange contracts and other financial transactions.

SAP 519949